Exhibit 99.1

FOR IMMEDIATE USE

Avantor® Announces Offering of Senior First Lien Notes

RADNOR, Pa., Oct. 28, 2020 - Avantor, Inc. (NYSE: AVTR) (“Avantor”), a leading global provider of mission-critical products and services to customers in the life sciences, advanced technologies and applied materials industries, announced today the commencement of a private offering of euro-denominated senior first lien notes (the “Notes”) to be issued by its wholly-owned subsidiary, Avantor Funding, Inc. (the “Issuer”). The Notes will be guaranteed on a joint and several basis by Vail Holdco Sub LLC, the Issuer’s direct parent and a direct wholly-owned subsidiary of Avantor (“Holdco”), and by each of Holdco’s wholly-owned domestic subsidiaries that guarantees obligations under the Issuer’s senior secured credit facilities. The Notes will be secured on a first priority basis by substantially all of the tangible and intangible assets of the Issuer and the guarantors that secure obligations under the Issuer’s senior secured credit facilities.

The Issuer intends to use the net proceeds from the sale of the Notes, along with the net proceeds from an incremental term loan financing, borrowings under Avantor’s existing A/R facility and cash on hand, to redeem all of its 6.000% Senior First Lien Notes due 2024 and 4.750% Senior First Lien Notes due 2024 and to pay all fees and expenses related thereto.

The offering of the Notes will be made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in the United States only to persons reasonably believed to be “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, or outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of any of the Notes in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Avantor Avantor®, a Fortune 500 company, is a leading global provider of mission-critical products and services to customers in the biopharma, healthcare, education & government, and advanced technologies & applied materials industries. Our portfolio is used in virtually every stage of the most important research, development and production activities in the industries we serve. One of our greatest strengths comes from having a global infrastructure that is strategically located to support the needs of our customers. Our global footprint enables us to serve more than 225,000 customer locations and gives us extensive access to research laboratories and scientists in more than 180 countries. We set science in motion to create a better world.

Forward-Looking and Cautionary Statements

This press release contains, and oral statements made from time to time by Avantor’s representatives may contain, “forward-looking statements.” Forward-looking statements include statements regarding the proposed public offerings and other statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on Avantor’s current expectations and assumptions regarding capital market conditions, Avantor’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, Avantor’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the scale and scope of the COVID-19 pandemic, regional, national or global political, economic, business, competitive, market and regulatory conditions, Avantor’s ability to anticipate consumer demand; changes in consumer confidence and spending; Avantor’s competitive environment and other factors set forth under “Risk Factors” in Avantor’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement made in this press release speaks only as of the date on which it is made. Avantor undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Media Contact

Allison Hosak

Senior Vice President, Global Communications

Avantor

+1 908-329-7281

Allison.Hosak@avantorsciences.com

Investor Relations Contact

Tommy J. Thomas, CPA

Vice President, Investor Relations

Avantor

+1 781-375-8051

Tommy.Thomas@avantorsciences.com

SOURCE Avantor and Financial News

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